CRAWFORD & COMPANY 1001 SUMMIT BOULEVARD, ATLANTA, GEORGIA 30319 (404) 300-1000

CRAWFORD & COMPANY
RESULTS OF OPERATIONS BY QUARTER (UNAUDITED)
Revised for Realignment of Reportable Segments

2015 Quarterly Period	First	Second	Third	Fourth	Full Year
	(Dollars in thousands, except per share amounts)
Revenues Before Reimbursements:
U.S. Services	$56,705	$66,898	$62,080	$56,805	$242,488
International	124,025	129,483	128,198	124,944	506,650
Broadspire	69,672	73,693	74,225	75,442	293,032
Garden City Group	37,375	34,324	28,832	27,684	128,215
Total, before reimbursements	287,777	304,398	293,335	284,875	1,170,385
Reimbursements	18,839	20,018	16,649	15,629	71,135
Total Revenues	$306,616	$324,416	$309,984	$300,504	$1,241,520
Direct Compensation, Fringe Benefits & Non-Employee Labor:
U.S. Services	$37,846	$40,155	$36,746	$34,995	$149,742
% of related revenues before reimbursements	66.7%	60.0%	59.2%	61.6%	61.8%
International	85,894	88,116	82,836	80,279	337,125
% of related revenues before reimbursements	69.3%	68.1%	64.6%	64.3%	66.5%
Broadspire	39,524	39,595	39,144	40,906	159,169
% of related revenues before reimbursements	56.7%	53.7%	52.7%	54.2%	54.3%
Garden City Group	25,402	23,923	21,448	19,590	90,363
% of related revenues before reimbursements	68.0%	69.7%	74.4%	70.8%	70.5%
Total	$188,666	$191,789	$180,174	$175,770	$736,399
% of Revenues before reimbursements	65.6%	63.0%	61.4%	61.7%	62.9%
Expenses Other than Direct Compensation, Fringe
Benefits & Non-Employee Labor:
U.S. Services	$14,698	$16,908	$14,493	$13,945	$60,044
% of related revenues before reimbursements	26.0%	25.3%	23.3%	24.6%	24.7%
International	35,788	40,200	37,388	37,350	150,726
% of related revenues before reimbursements	28.8%	31.0%	29.2%	29.8%	29.8%
Broadspire	26,605	28,095	27,646	27,500	109,846
% of related revenues before reimbursements	38.2%	38.2%	37.3%	36.5%	37.5%
Garden City Group	7,022	6,680	6,243	6,400	26,345
% of related revenues before reimbursements	18.8%	19.5%	21.6%	23.1%	20.5%
Total, before reimbursements	84,113	91,883	85,770	85,195	346,961
% of Revenues before reimbursements	29.2%	30.2%	29.2%	29.9%	29.6%
Reimbursements	18,839	20,018	16,649	15,629	71,135
Total	$102,952	$111,901	$102,419	$100,824	$418,096
% of Revenues	33.6%	34.5%	33.0%	33.6%	33.7%
Segment Operating Earnings (Loss):
U.S. Services	$4,161	$9,835	$10,841	$7,865	$32,702
% of related revenues before reimbursements	7.3%	14.7%	17.5%	13.8%	13.5%
International	2,343	1,167	7,974	7,315	18,799
% of related revenues before reimbursements	1.9%	0.9%	6.2%	5.9%	3.7%
Broadspire	3,543	6,003	7,435	7,036	24,017
% of related revenues before reimbursements	5.1%	8.1%	10.0%	9.3%	8.2%
Garden City Group	4,951	3,721	1,141	1,694	11,507
% of related revenues before reimbursements	13.2%	10.8%	4.0%	6.1%	9.0%
Deduct:
Unallocated corporate and shared costs	(4,302)	(3,043)	(4,303)	(4,957)	(16,605)
Net corporate interest expense	(1,864)	(2,042)	(2,332)	(2,145)	(8,383)
Stock option expense	(149)	(178)	(30)	(76)	(433)
Amortization of customer-relationship intangible assets	(2,098)	(2,334)	(2,350)	(2,886)	(9,668)
Goodwill impairment charges	—	—	—	(49,314)	(49,314)
Restructuring and special charges	(1,063)	(4,242)	(11,078)	(18,012)	(34,395)
Pretax Income (Loss)	5,522	8,887	7,298	(53,480)	(31,773)
Income tax (expense) benefit	(2,241)	(4,709)	(8,385)	1,503	(13,832)
Net Income (Loss)	3,281	4,178	(1,087)	(51,977)	(45,605)
Net (income) loss attributable to noncontrolling interests	(295)	(124)	230	306	117
Net Income (Loss) Attributable to Shareholders of Crawford & Company	$2,986	$4,054	$(857)	$(51,671)	$(45,488)

CRAWFORD & COMPANY 1001 SUMMIT BOULEVARD, ATLANTA, GEORGIA 30319 (404) 300-1000

Non-GAAP Presentation

In the normal course of business, our operating segments incur certain out-of-pocket expenses that are thereafter reimbursed by our clients. Under Generally Accepted Accounting Principles in the U.S. ("GAAP"), these out-of-pocket expenses and associated reimbursements are required to be included when reporting expenses and revenues, respectively, in our consolidated results of operations. In our presentation of our results of operations, we do not include a gross up of segment expenses and revenues for these pass-through reimbursed expenses. The amounts of reimbursed expenses and related revenues offset each other in our results of operations with no impact to our net income or operating earnings. A reconciliation of revenues before reimbursements to consolidated revenues determined in accordance with GAAP is self-evident in the attached Results of Operations by Quarter.

Adjusted EBITDA is used by management to evaluate, assess and benchmark our operational results and the Company believes that adjusted EBITDA is relevant and useful information widely used by analysts, investors and other interested parties. Adjusted EBITDA is defined as net income attributable to shareholders of Crawford & Company with adjustments for depreciation and amortization, net corporate interest expense, income taxes, restructuring and special charges, and stock compensation expense.

Operating earnings is the primary financial performance measure used by our senior management and chief operating decision maker ("CODM") to evaluate the financial performance of our Company and operating segments, and make resource allocation and certain compensation decisions. We believe this measure is useful to others in that it allows them to evaluate segment and consolidated operating performance using the same criteria used by our senior management and CODM. Consolidated operating earnings represent segment earnings including certain unallocated corporate and shared costs, but before net corporate interest expense, stock option expense, amortization of customer-relationship intangible assets, goodwill impairment, restructuring and special charges, income taxes, and net income or loss attributable to noncontrolling interests.

Unallocated corporate and shared costs represent expenses related to our chief executive officer and Board of Directors, certain provisions for bad debt allowances or subsequent recoveries such as those related to bankrupt clients, defined benefit pension costs or credits for our frozen U.S. pension plan, certain self-insurance costs and recoveries, and professional fees for corporate level projects that are not allocated to our individual operating segments but are included in our financial performance measure of consolidated operating earnings. Goodwill impairment, restructuring and special charges are non-core items not directly related to our normal business or operations, or our future performance.

Income taxes, net corporate interest expense, stock option expense, and amortization of customer-relationship intangible assets are recurring components of our net income, but they are not considered part of our consolidated or segment operating earnings because they are managed on a corporate-wide basis. Income taxes are calculated for the Company on a consolidated basis based on statutory rates in effect in the various jurisdictions in which we provide services, and varies significantly by jurisdiction. Net corporate interest expense results from capital structure decisions made by senior management and the Board of Directors and affecting the Company as a whole. Stock option expense represents the non-cash costs generally related to stock options and employee stock purchase plan expenses which are not allocated to our operating segments. Amortization expense is a non-cash expense for finite-lived customer-relationship and trade name intangible assets acquired in business combinations. None of these costs relate directly to the performance of our services or operating activities and, therefore, are excluded from segment operating earnings in order to better assess the results of each segment's operating activities on a consistent basis.

CRAWFORD & COMPANY 1001 SUMMIT BOULEVARD, ATLANTA, GEORGIA 30319 (404) 300-1000

Neither adjusted EBITDA nor segment operating earnings are terms defined by GAAP. As a result, our definitions and measures of these terms may differ from similarly titled measures used by other companies. As a result, comparability to other companies may be limited.

Adjusted EBITDA

The table below shows our adjusted EBITDA, along with the reconciliation of net income (loss) attributable to shareholders of Crawford & Company on a GAAP basis to adjusted EBITDA, for each quarter of 2015 (in thousands):

2015 Quarterly Period	First	Second	Third	Fourth	Full Year
Net income (loss) attributable to shareholders of Crawford & Company	$2,986	$4,054	$(857)	$(51,671)	$(45,488)
Add:
Depreciation and amortization	10,815	10,592	10,812	11,279	43,498
Stock-based compensation	404	876	1,089	860	3,229
Net corporate interest expense	1,864	2,042	2,332	2,145	8,383
Goodwill impairment charges	—	—	—	49,314	49,314
Restructuring and special charges	1,063	4,242	11,078	18,012	34,395
Income taxes	2,241	4,709	8,385	(1,503)	13,832
Adjusted EBITDA	$19,373	$26,515	$32,839	$28,436	$107,163